                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934



                                  May 28, 1998
               ------------------------------------------------
                Date of Report (Date of earliest event reported)



                      INTERNATIONAL TECHNOLOGY CORPORATION
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                      1-9037                     33-0001212
 ---------------                -----------                 -------------
 (State of other                (Commission                 (IRS Employer
 jurisdiction of                File Number)                  ID Number)
 incorporation)


                             2790 Mosside Boulevard
                      Monroeville, Pennsylvania 15146-2792
                    ------------------------------------------
                         (Address of principal offices)



                                 (412) 372-7701
              ----------------------------------------------------
              (Registrant's telephone number, including area code)
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Item 5.   Other Events.
          ------------

          International Technology Corporation (the "Company") announced today its financial results for the fourth fiscal quarter and the year ended March 27, 1998 and its intention to divest itself of certain non-core assets. A copy of the Press Release dated May 28, 1998 is attached hereto as Exhibit 99.1 and a Revised Condensed Consolidated State-ments of Operations dated June 2, 1998 is attached hereto as
          Exhibit 99.2.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits .
          -------------------------------------------------------------------

          (c)    Exhibits
                 --------

          99.1   Press release dated May 28, 1998

          99.2 Revised Condensed Consolidated Statements of Operations dated June 2, 1998

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                                   SIGNATURE
                                   ---------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   INTERNATIONAL TECHNOLOGY CORPORATION

Dated: May 28, 1998
                                             /s/  HARRY SOOSE
                                   -------------------------------------
                                                  Harry Soose
                                       Vice President and Controller


                                       3
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                                 EXHIBIT INDEX


                                                            Sequentially
     No.     Exhibit                                        Numbered Page
     ---     -------                                        -------------


     99.1    Press Release dated May 28, 1998                    ---

     99.2    Revised Condensed Consolidated Statements
             of Operations dated June 2, 1998                    ---

                                       4